TIFF Investment Program (“TIP”)

Supplement dated December 21, 2017

to the TIP Prospectus dated May 1, 2017,

as supplemented September 28, October 30, and November 30, 2017

This supplement provides new and additional information to the TIP prospectus dated May 1, 2017, as supplemented September 28, October 30, and November 30, 2017, and updates certain information in the Supplement dated September 28, 2017. You can find TIP’s prospectus, summary prospectuses, and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

On December 1, 2017, the Board of Trustees of TIP approved an amendment to the money manager agreement and amended and restated fee schedule, to be effective January 1, 2018, for TIFF Multi-Asset Fund (“MAF”) with existing money manager, AJO, LP (“AJO”), which reduced the fee rates payable pursuant to the agreement.

The following information replaces the paragraphs regarding AJO, LP in the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 24 of the prospectus, and supersedes similar information regarding AJO, LP, in the Supplement dated September 28, 2017:

AJO, LP, (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. The fee formula for the large-cap US equities mandate entails a floor of 10 basis points, a cap of 50 basis points, and a fulcrum fee of 30 basis points. The portfolio must earn 200 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. For assets managed by AJO in the small-cap emerging markets mandate, the performance-based fee formula provides that AJO will receive 16.6% of the amount by which the annualized return generated by the portfolio exceeds the annualized return of the MSCI Emerging Markets Small Cap Index (net), measured over rolling sixty (60) month periods, multiplied by the average net asset value of the assets over the same sixty (60) month period, provided, however, that the performance fee does not exceed an amount equal to 133 basis points multiplied by the average net asset value over the same period. During the first five years after a contribution to the account, the performance fee is similarly structured, with the measurement periods starting at a specified inception date and running through each annual calculation date.

A team of investment professionals manages the large-cap US equities mandate and the small-cap emerging markets mandate. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Gregory J. Rogers, and Christopher J. W. Whitehead. Theodore R. Aronson (CFA, CIC, Managing Principal) has been a portfolio manager with AJO since he founded the firm in 1984. Stefani Cranston (CFA, CPA, Principal) has been a portfolio and financial accountant with AJO since 1991 and a portfolio manager since 2007. Gina Marie N. Moore (CFA, Principal) has been a portfolio manager and a research analyst with the firm since 1998. Gregory J. Rogers (CFA, Principal) has been a trader with AJO since 1993 and a portfolio manager since 2012. Christopher J. W. Whitehead (CFA, Principal) joined AJO in 2000 and has been a portfolio manager and a research analyst with the firm since 2004.

Please keep this supplement for future reference.